UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23509

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Hamilton Lane Private Assets Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)  The Report to Shareholders is attached herewith.

Hamilton Lane Private Assets Fund

Consolidated Financial Statements

For the Year Ended March 31, 2023

Hamilton Lane Private Assets Fund
Table of Contents For the Year Ended March 31, 2023

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Private Assets Fund (“PAF” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. The Fund today is composed of 74 investments into over 400 underlying companies. These investments are managed by 62 unique sponsors with proven value-creation strategies and are tactically weighted across geography and sector.

Performance of the Fund

As of March 31, 2023, PAF Class I share have returned 20.17% over the last 12 months with a Sharpe ratio of 2.83 (Class R shares 19.32% return/2.71 Sharpe ratio; Class D shares 19.86% return/2.44 Sharpe ratio)1. This is contrasted with the S&P 5002 and MSCI World Indices3 returning-8.84% and -6.93%, respectively, over the same period (Sharpe ratios were -0.48 and-0.41, respectively).

Since inception, annualized returns for the Class I shares were 19.92%, Class R shares were 19.15%, and Class D shares were 18.67%. For comparison, the MSCI World Index had an annualized return of 6.47% over the same period. We believe PAF has continued to see strong performance across investment types, with positive returns in direct equity, secondaries, and direct credit.

Over the course of 2022, the Fund has tilted more towards the secondary market as dislocations have created attractive buying opportunities. While rising rates and spreads have increase the returns of our private credit portfolio, the Fund remains equity-focused and has maintained 85-90% of its overall exposure to equity-oriented strategies. Geographically, the Fund is tactically overweight to North America at approximately 74% of net asset value given our view that there is a more positive economic outlook in the U.S. than in some global markets. The Fund is also overweight buyout, with 69% of PAF allocated, in buyouts. We view this part of the market as steadier and more attractive in the current pricing environment than what we are currently seeing in growth equity and venture capital.

Themes in the Portfolio

The past year has been marked by two different story lines: on the one hand, underlying businesses exhibited strong growth and broadly outperformed comparable public market peers. On the other hand, the impacts of inflationary pressure and tightening credit conditions amidst a high-interest rate regime have been felt across all markets.

In our view, PAF’s outperformance of the public markets has been driven predominantly by underlying company growth and portfolio construction. Our philosophy of investing alongside market leaders with the best managers has provided stability through uncertain economic environments, particularly when focusing on recession-resilient sectors with more inelastic demand curves.

Amongst our equity and secondary positions, we have continued to see consistent company growth despite public market volatility. We believe these companies strive to navigate market cycles with long-term value creation plans that increase earnings, de-risk by paying down debt, and capitalize on striking a combination of multiple deals by funding add-on acquisitions at discounted valuations.

Our floating-rate credit investments continued to provide regular interest payments that bolstered the Fund’s liquidity. The Fund had benefited from continued rising rates and increasing credit spreads and had bolstered this opportunity to tilt our credit exposure towards the more senior parts of the capital structure — first lien and unitranche loans. We viewed this as helping to decrease our risk while we maintained the same levels of yield and return given the market conditions.

1   Class I and R shares were offered as of January 4, 2021. The share class performance for periods prior to January 4, 2021 reflects the performance of the Evergreen Private Fund L.P. (“EPF”) with an inception date of September 1, 2020. Class D shares were offered on August 1, 2021. EPF was reorganized into the Fund on December 31, 2020. The Fund is under common management of the EPF. Performance for each investor will vary from overall Fund performance depending on fee structure and timing of investment.

2   S&P 500 Index — The Standard and Poor’s 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

3   MSCI World Index — The MSCI World Index tracks large and mid-cap equity performance in developed market countries.

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance (Continued)

As LPs may be looking to rebalance their portfolios and GPs look for strategic investors in a weak fundraising market, we believe the Fund is poised to leverage Hamilton Lane’s platform and expansive private markets data to be a value-add partner. The past year’s performance is a long-term historical trend: private markets have historically outperformed in times of market stress due in part to shareholder alignment on long-term strategic initiatives.

Past performance is not indicative of future results. Current performance may be lower or higher than the figures shown. Principal value and investment returns will fluctuate, and investors’ shares, when redeemed, may be worth more or less than the original cost.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For a prospectus that contains this and other information about the Fund, call 1 (888) 882-8212 or visit our website at www.hamiltonlane.com/paf. Please read the prospectus carefully before investing

The Fund operates as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund has no history of public trading and it is not anticipated that a secondary market for the Fund’s shares will develop. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time intends to offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board of Trustees (the “Board”) that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased.

An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Some of the principal risks of the Fund include, limited liquidity, restricted and illiquid investments, non-diversification, and valuations subject to adjustments. The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses.

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

Hamilton Lane Advisors LLC is the Adviser to the Hamilton Lane Private Assets Fund. UMB Distribution Services, LLC and Hamilton Lane are not affiliated.

Hamilton Lane Private Assets Fund is distributed by UMB Distribution Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hamilton Lane Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Assets Fund (the “Fund”) as of March 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for the years ended March 31, 2023 and 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2023 and 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, private investment counterparties, and brokers; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 30, 2023

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2023 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the MSCI World Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2023
	1 Year	Since Inception*
Hamilton Lane Private Assets Fund – Class I	16.10%	18.18%
MSCI World Index	(7.02)%	3.24%
S&P 500 Index	(7.73)%	5.71%

*  Commencement of operations for the Hamilton Lane Private Assets Fund was January 4, 2021 following the reorganization of Hamilton Lane Evergreen Private Fund LP with and into the Fund, which was effective as of close of business on December 31, 2020. See Note 1 in the accompanying notes to the consolidated financial statements.

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2023 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

Hamilton Lane Advisors, L.L.C. (the “Adviser”) has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 0.75% of the average daily net assets of Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement had an initial term ending one-year from the Commencement of Operations (January 4, 2021), and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023
Investments — 113.29%†	Interest Rate	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments — 50.01%^
Direct Credit — 11.25%
North America — 11.25%
Consumer Discretionary — 0.6%
Lash OpCo, LLC.[1,2,3] (Principal amount $3,355,003)	Cash 7.00% + LIBOR (1% Floor)[4]	3/18/2026	Senior Debt	12/29/2021	$3,334,147	$3,388,553	#
Containers and Packaging — 1.02%
Arctic Holdco, LLC.[1,3] (Principal amount $6,008,123)	Cash 6.00% + 3M CME Term SOFR (1% Floor)[4]	12/23/2026	Senior Debt	5/7/2021	5,927,316	5,786,422	#
Diversified Financials — 1.46%
AMLRS Holdings, Inc.[1,2] (Principal amount $4,636,152)	Cash 5.75% + LIBOR (1% Floor)[4]	9/21/2026	Senior Debt	9/21/2020	4,583,073	4,499,094	#
Cerity Partners Equity Holding, LLC.[1,2,3] (Principal amount $3,995,833)	Cash 6.75% + SOFR[4]	3/29/2030	First Lien, Senior Secured	3/3/2023	1,583,399	1,635,393	#
Kestra, Inc.[1,2,3] (Principal amount $2,230,769)	Cash 7.00% + LIBOR (0.5% Floor)[4]	6/3/2027	Second Lien	12/14/2021	2,179,263	2,182,138	#
Total Diversified Financials						8,316,625
Electrical Equipment — 0.12%
Inventus Power, Inc.[1] (Principal amount $692,308)	Cash 8.50% + LIBOR (1% Floor)[4]	9/29/2024	Second Lien	3/29/2021	686,274	667,108	#
Health Care — 2.03%
Teal Acquisition Co., Inc.[1] (Principal amount $635,772)	Cash 6.25% + LIBOR (1% Floor)[4]	9/22/2026	Senior Debt	9/21/2020	625,860	585,356	#
TNAA Holdco, LLC.[1,2,3] (Principal amount $5,870,294)	Cash 6.50% + SOFR (1% Floor)[4]	12/16/2026	Senior Debt	12/16/2021	5,770,244	5,774,947	#
United Digestive MSO Parent, LLC.[1,3] (Principal amount $5,358,000)	Cash 6.75% + SOFR (1.00% Floor)[4]	3/30/2029	First Lien, Senior Secured	3/30/2023	5,358,000	5,197,407	#
Total Health Care						11,557,710

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 113.29%†	Interest Rate	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Information Technology — 2.0%
Everberg CIS Holdings, LLC.[1,2,3] (Principal amount $576,596)	Cash 9.78% + LIBOR (1% Floor)[4]	4/14/2026	Senior Secured	4/5/2021	$501,691	$534,754	#
Everberg SC Holdings III, LLC.[1,2,3] (Principal amount $563,054)	Cash 9.78% + LIBOR (1% Floor)[4]	4/14/2026	Incremental Term Loan	7/6/2022	555,964	563,910	#
Everberg SC Holdings IV, LLC.[1,3] (Principal amount $222,264)	SOFR + 12.00% PIK (1.5% Floor)[4]	N/A	Preferred Equity	7/6/2022	222,264	264,897	#
GI Consilio Parent, LLC.[1,3] (Principal amount $4,500,000)	Cash 7.50% + LIBOR (0.50% Floor)[4]	5/14/2029	Senior Debt	5/20/2021	4,455,000	4,500,000	#
Madison Logic Holdings, Inc.[1,2,3] (Principal amount $3,750,000)	Cash 7.00% + CME SOFR 3 Month (1.00% Floor)[4]	12/30/2028	Initial Term Loan, Senior Debt	2/22/2023	3,671,189	3,676,333	#
Redstone Holdco 2, L.P.[1,3] (Principal amount $3,000,000)	Cash 7.75% + LIBOR (0.75% Floor)[4]	4/27/2029	Senior Debt	5/20/2021	2,947,500	1,809,600	#
Total Information Technology						11,349,494
Industrials — 2.36%
Amentum Government Services Holding LLC.[1,3] (Principal amount $5,000,000)	Cash 7.50% + SOFR 3 Month (0.75% Floor)[4]	2/15/2030	Senior Debt	3/7/2022	4,870,159	4,760,000	#
Gannett Fleming, Inc.*[1,3] (Principal amount $2,992,500)	Cash 6.50% + SOFR (1.00% Floor)[4]	12/20/2028	Unitranche Term Loan	12/19/2022	2,934,710	2,934,684	#
PT Intermediate Holdings III, LLC.[1,2,3] (Principal amount $5,833,500)	Cash 6.5% + SOFR (0.75% Floor)[4]	11/1/2028	First Lien, Senior Secured	3/7/2023	5,724,124	5,747,056	#
Total Industrials						13,441,740

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 113.29%†	Interest Rate	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Insurance — 1.02%
Alliant Services, Inc.[1] (6,000 Series A Preferred shares)	9.75%	12/8/2028	Preferred Equity	11/6/2020	$5,954,059	$5,798,400	#
Software and Services — 0.64%
Career Step, LLC.[1] (2,593,515 shares)	Cash 9.75% + LIBOR (1% Floor)[4]	12/31/2027	Preferred Equity	11/17/2020	2,438,752	2,424,937	#
Packers Software Intermediate Holdings, Inc.[1,2] (843.579 shares, Principal amount $1,302,222)	Cash 7.75% + LIBOR (0.75% Floor)[4]	11/12/2028	Second lien term loan	11/12/2020	1,288,260	1,233,464	#
Total Software and services						3,658,401
Total Direct Credit					65,611,248	63,964,453
	Investment Type
Direct Equity — 38.76%
Asia — 2.68%
Health Care — 2.68%
Celestial Key Group, Ltd.*[1,3,5] (500 Class A shares)	Limited Partnership Interest	11/26/2021	5,009,408	9,773,849
Indigo, L.P.*[1,3,5]	Limited Partnership Interest	6/18/2021	4,400,000	5,473,453	#
Total Health Care				15,247,302
Total Asia				15,247,302
North America — 25.59%
Consumer Discretionary — 6.19%
CL DAL Opportunities Feeder, L.P.*[1,5]	Limited Partnership Interest	9/9/2020	3	682,329
LUV Car Wash Holdings LLC.*[1,3,5]	Limited Partnership Interest	3/2/2022	13,103,263	14,240,905	#
MiddleGround Checker Co-Invest Partners L.P.*[1,2,3,5]	Limited Partnership Interest	1/31/2022	9,664,138	10,522,541	#
RC V RW Investor-B, LLC*[1,5]	Limited Partnership Interest	10/23/2020	7,171,708	9,769,747	#
Total Consumer Discretionary				35,215,522
Diversified Financials — 0.5%
AMLRS Equity Investors, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	1,413,356	2,815,706	#
Health Care — 3.02%
CCBlue Limited Partnership*[1,3,5,6]	Limited Partnership Interest	5/24/2022	7,596,848	6,278,997	#
Holiday Buyer, LLC.*[1,2,3,5]	Limited Partnership Interest	2/7/2023	6,452,427	6,452,427	#
NEA BH SPV II, L.P.*[1,5]	Limited Partnership Interest	9/2/2020	5,013,224	161,625
Teal Parent Holdings, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	32,520	2,328	#
TVG-Hero Holdings II, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	2,257,480	4,241,899	#
Total Health Care				17,137,276

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 113.29%†	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Industrial Services — 7.91%
Einstein 2021, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	$9,968,247	$21,870,379	#
KAWP Holdings, L.P.*[1,5]	Limited Partnership Interest	12/18/2020	7,436,323	13,592,361	#
Oscar Holdings, L.P.*[1,2,3,5]	Limited Partnership Interest	4/27/2022	7,000,000	9,525,795	#
Total Industrial Services				44,988,535
Information Technology — 5.93%
Beantown IVP Co-Invest II, L.P.*[1,3,5]	Preferred Equity	3/8/2023	5,000,000	5,000,000	#
Fetch Rewards, Inc.*[1,3,5] (1,066,460 Series E Preferred shares)	Preferred Equity	3/23/2022	4,999,970	5,568,744	#
Follett Acquisition, L.P.*[1,3,5]	Limited Partnership Interest	1/12/2022	8,000,000	9,331,698	#
Ignite Resonate Co-Investors, LLC.*[1,3,5]	Limited Partnership Interest	7/27/2022	8,000,000	7,902,092	#
T-VIII Skopima Co-Invest, L.P.*[1,2,3,5]	Limited Partnership Interest	5/7/2021	526,015	927,368	#
Thrive Capital Partners VIII Growth-B, LLC.*[1,3,5]	Preferred Equity	3/17/2023	5,006,042	5,012,084	#
Total Information Technology				33,741,986
Semiconductors and Equipment — 1.9%
THL Fund Investors (Altar), L.P.*[1,2,3,5]	Limited Partnership Interest	1/27/2022	8,526,551	10,794,632	#
Software and Services — 0.14%
Project Brewer*[1,5] (Series A, 11.00%)	Preferred Equity	11/12/2020	834,289	785,543	#
Total North America				145,479,200
United Kingdom — 6.02%
Health Care — 1.87%
Panacea Co-Investment, L.P.*[1,5,6]	Limited Partnership Interest	12/21/2020	7,725,535	10,627,641	#
Insurance — 2.02%
Chance Co-Investment, L.P.*[1,5,6]	Limited Partnership Interest	12/21/2020	5,851,989	11,484,044	#
Software and Services — 2.13%
Bowmark Investment Partnership — J, L.P.*[1,5,6]	Limited Partnership Interest	10/15/2020	2,583,473	3,203,000	#
TPG Vardos CI, L.P.*[1,2,5]	Limited Partnership Interest	9/9/2020	6,009,308	8,896,928	#
Total Software and Services				12,099,928
Total United Kingdom				34,211,613
Western Europe — 4.47%
Diversified Financials — 1.89%
Enak Aggregator, L.P.*[1,3,5,6]	Limited Partnership Interest	1/18/2022	9,652,846	10,759,832	#
Industials — 2.58%
FSN Capital Unique Co-Investment, L.P.*[1,3,5,6]	Limited Partnership Interest	3/9/2022	11,545,729	14,677,945	#
Total Western Europe				25,437,777
Total Direct Equity			170,780,692	220,375,892

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 113.29%†	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments — 45.91%^
Secondary Direct Equity — 0.73%
North America — 0.73%
Growth Equity — 0.73%
Madison Bay — HL, L.P.*[1,2,3,5]	Limited Partnership Interest	9/4/2020	$2,615,179	$4,187,151
Total Secondary Direct Equity			2,615,179	4,187,151
Secondary Funds — 45.18%
Asia — 2.28%
Consumer Discretionary — 0.43%
L Catterton Asia 3 Continuation Fund Sing, L.P.*[1,2,3,5]	Limited Partnership Interest	6/23/2022	3,553,982	2,443,684
Health Care — 1.85%
LC Healthcare Continued Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	5/12/2021	7,189,453	10,494,082
Total Asia				12,937,766
Middle East — 3.1%
Software and Services — 1.42%
Awz Pentera III, LLC*[1,3,5] (15 shares)	Common Stock	12/21/2022	3,030,000	8,087,197
Venture Capital — 1.68%
Pitango Continuation Fund 2021, L.P.*[1,2,3,5]	Limited Partnership Interest	11/9/2021	7,480,000	9,569,771
Total Middle East				17,656,968
North America — 36.77%
Corporate Finance/Buyout — 20.31%
ACON Strategic Partners II-B, L.P.*[1,2,3,5]	Limited Partnership Interest	8/2/2022	9,539,601	18,722,370
Audax Private Equity Fund IV CF, L.P.*[1,2,5]	Limited Partnership Interest	12/23/2020	4,196,849	4,422,226
CLP Select Opportunities, L.P.*[1,2,5]	Limited Partnership Interest	12/10/2020	9,599,320	12,541,521
JZHL Secondary Fund, L.P.*[1,2,5,7]	Limited Partnership Interest	12/4/2020	3,186,370	6,212,805
Kelso Investment Associates IX, L.P.*[1,2,5,8]	Limited Partnership Interest	9/30/2022	19,745,324	27,827,869
KPS Special Situations Fund IV, L.P.*[1,2,5]	Limited Partnership Interest	9/30/2020	1,491,015	1,572,806
Roark Capital Partners CF L.P.*[1,2,3,5]	Limited Partnership Interest	8/26/2022	6,051,761	7,441,284
TorQuest Partners Fund US IV L.P.*[1,2,3,5,6]	Limited Partnership Interest	9/30/2022	16,706,823	12,787,012
Trilantic Capital Partners VI Parallel II (North America), L.P.*[1,2,3,5]	Limited Partnership Interest	12/31/2021	5,675,627	7,452,112
Webster Equity Partners Pinnacle, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	10,000,000	14,589,850
Wind Point Partners VIII-B, L.P.*[1,2,5]	Limited Partnership Interest	3/31/2021	1,122,758	1,913,325
Total Corporate Finance/Buyout				115,483,180
Diversified — 5.04%
Centerbridge Cap Part III-A, L.P.*[1,2,3,5]	Limited Partnership Interest	3/30/2023	1,437,542	1,946,049
Resolute II Continuation Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/20/2021	12,424,500	22,178,693
TA XII-B, L.P.*[1,2,3,5]	Limited Partnership Interest	3/30/2023	2,588,488	3,052,669
TA XIII-B, L.P.*[1,3,5]	Limited Partnership Interest	3/30/2023	1,308,350	1,503,474
Total Diversified				28,680,885

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 113.29%†	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Growth Equity — 8.13%
10K Lakes Fund II, L.P.*[1,2,3,5]	Limited Partnership Interest	10/27/2021	$1,814,720	$1,178,830
Everstone Capital Partners III, L.P.*[1,2,5]	Limited Partnership Interest	10/15/2020	4,274,710	7,280,712
L Catterton Growth IV L.P.*[1,2,3,5]	Limited Partnership Interest	3/31/2021	6,332,842	6,793,525
Motive IC SAS-A, L.P.*[1,3,5]	Limited Partnership Interest	6/28/2021	2,785,139	5,213,069
NewView Capital Special Opportunities Fund I, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	12,405,721	25,732,117
Total Growth Equity				46,198,253
Healthcare & Business Services — 2.25%
Eversecure PTE. LTD.*[1,3,5] (5,000,000 Series A Preference shares)	Limited Partnership Interest	5/4/2022	5,000,000	7,709,624
TDP Western Veterinary Co-Invest Fund A L.P.*[1,3,5]	Preferred Equity	3/15/2023	3,375,000	5,062,500
Total Healthcare & Business Services				12,772,124
Information Technology — 1.04%
ZMC II Extended Value Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/19/2021	5,179,341	5,911,887
Total North America				209,046,329
Western Europe — 3.03%
Corporate Finance/Buyout — 0.9%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,3,5,6]	Limited Partnership Interest	4/22/2021	3,359,086	5,086,090
Diversified — 1.67%
CVC Cap Partners VI (A) L.P.*[1,2,3,5,6]	Limited Partnership Interest	3/30/2023	1,776,175	2,431,777
CVC Cap Partners VII (A) L.P.*[1,3,5,6]	Limited Partnership Interest	3/30/2023	4,200,459	5,051,369
CVC Cap Partners VIII (A) L.P.*[1,2,3,5,6]	Limited Partnership Interest	3/30/2023	1,340,562	1,403,699
CVC European Equity Partners V (A) L.P.*[1,2,3,5,6]	Limited Partnership Interest	3/30/2023	14,856	16,680
CVC European Equity Partners V (B) L.P.*[1,2,3,5,6]	Limited Partnership Interest	3/30/2023	37,140	41,700
Sagard 3, FCPI*[1,2,3,5,6]	Limited Partnership Interest	7/23/2021	466,109	420,625
Sagard 4, FCPI*[1,2,3,5,6]	Limited Partnership Interest	9/3/2021	148,078	145,672
Total Diversified				9,511,522
Logistics — 0.46%
Verdane AB-IB Co-Invest AB*[1,2,3,5,6]	Limited Partnership Interest	3/20/2022	5,062,163	2,602,796
Total Western Europe				17,200,408
Total Secondary Funds			183,899,864	256,841,471

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
	Interest rate	Principal Value	Shares	Cost	Fair Value
Short Term Investments — 17.37%
Goldman Sachs Financial Square Government Fund — Institutional Class[3,7,8]	4.66%[9]	N/A	48,545,366	$48,545,366	$48,545,366
UMB Bank Demand Deposit	0.36%[9]	50,181,461	N/A	50,181,461	50,181,461
Total Short Term Investments					98,726,827
Total Investments (Cost $521,633,810)					644,095,794
Liabilities in excess of other assets — (13.29%)					(75,562,368)
Total Net Assets — 100%					$568,533,426

LIBOR — London Interbank Offered Rate (One month rate was 4.358% at March 31, 2023)

SOFR — Secured Overnight Financing Rate (Rate was 4.87% at March 31, 2023)

†   Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^ Investments do not issue shares.

#   The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*  Investment is non-income producing.

1   Restricted security.

2   Investment has been committed to but has not been fully funded by the Fund.

3   All or a portion of this security is held through HL PAF Holdings, LLC. (See Note 1).

4   These loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR, (iii) the Certificate of Deposit rate, or (iv) SOFR.

5   Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

6   Foreign security denominated in U.S. Dollars.

7   All or a portion of this security is held through PAF JZ Blocker (See Note 1).

8   All or a portion of this security is held through PAF Diamondback Blocker (See Note 1).

9   The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2023 (Continued)
Summary of Investments by Strategy (as a percentage of total net assets)
Direct Investments
Direct Credit	11.25
Direct Equity	38.76
Total Direct Investments	50.01
Secondary Investments
Secondary Equity	0.73
Secondary Funds	45.18
Total Secondary Investments	45.91
Short Term Investments	17.37
Total Investments	113.29
Other assets in excess of liabilities	(13.29)
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Assets and Liabilities March 31, 2023
Assets
Investments, at fair value (cost $521,633,810)	$644,095,794
Cash	103,561
Direct credit interest receivable	319,630
Direct equity dividends receivable	23,135
Interest receivable	6,647
Prepaid expenses and other assets	229,143
Total Assets	644,777,910

Liabilities
Proceeds from issuance of shares received in advance	50,181,461
Incentive fees payable	21,267,740
Tenders payable	2,088,460
Investment management fees payable	2,086,222
Line of credit commitment fee payable	98,389
Accounting and administration fees payable	92,362
Distribution and service fees payable	69,459
Transfer agent fees payable	22,966
Custody fees payable	19,920
Chief compliance officer fees payable	5,289
Other accrued expenses	312,215
Total Liabilities	76,244,484

Commitments and contingencies (see Note 11)

Net Assets	$568,533,426

Composition of Net Assets:
Paid-in capital	$445,100,518
Total distributable earnings	123,432,908
Net Assets	$568,533,426

Net Assets Attributable to:
Class I Shares	$534,133,787
Class R Shares	4,665,281
Class D Shares	29,734,358
$568,533,426

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	37,766,460
Class R Shares	335,622
Class D Shares	2,113,942
40,216,024

Net Asset Value per Share:
Class I Shares	$14.14
Class R Shares	$13.90
Class D Shares	$14.07

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Operations For the Year Ended March 31, 2023
Investment Income
Dividend income	$88,204
Interest income	6,108,340
Total Income	6,196,544

Expenses
Incentive fees	11,510,935
Investment management fees	6,826,240
Professional fees	789,272
Accounting and administration fees	522,269
Commitment fees	408,090
Line of credit fees	280,000
Transfer agent fees	111,959
Trustees’ fees and expenses	97,500
CCO fees	63,196
Custodian fees	61,905
Distribution and service fees (Class D)	59,357
Distribution and service fees (Class R)	20,252
Interest expense	24,412
Offering costs	6,064
Other operating expenses	385,243
Total Expenses	21,166,694
Investment management fees recouped	110,228
Net Expenses	21,276,922
Net Investment Loss	(15,080,378)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	24,808,229
Net realized loss on purchased options	(23,673)
Net change in unrealized appreciation on investments	59,147,356
Net change in unrealized depreciation on purchased options	65,421
Net Realized and Change in Unrealized Gain	83,997,333

Net Increase in Net Assets Resulting from Operations	$68,916,955

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Change in Net Assets Resulting from Operations
Net investment loss	$(15,080,378)	$(10,741,531)
Net realized gain on investments and puchased options	24,784,556	6,996,198
Net change in unrealized appreciation on investments and purchased options	59,212,777	48,794,032
Net increase in reimbursement by affiliate (Note 6)	—	17,493
Net Change in Net Assets Resulting from Operations	68,916,955	45,066,192

Distributions to investors
Class I	(6,248,593)	(3,908,571)
Class R	(50,897)	(13,456)
Class D	(390,354)	(51,136)
Net Change in Net Assets from Distributions to Investors	(6,689,844)	(3,973,163)

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	142,402,208	127,318,500
Transfers in	5,943,452	100,000
Reinvested distributions	2,566,979	1,376,415
Shares tendered[1]	(5,149,193)	—
Transfers out	(90,844)	—
Total Class I Transactions	145,672,602	128,794,915

Class R
Proceeds from issuance of shares	4,201,030	797,500
Reinvested distributions	40,447	5,706
Shares tendered	(654,057)	—
Transfers out	(259,103)	(100,000)
Total Class R Transactions	3,328,317	703,206

Class D2
Proceeds from issuance of shares	18,992,600	12,292,812
Transfers in	90,844	—
Reinvested distributions	175,725	32,138
Transfers out	(5,684,351)	—
Total Class D Transactions	13,574,818	12,324,950

Net Change in Net Assets Resulting from Capital Share Transactions	162,575,737	141,823,071

Total Net Increase in Net Assets	224,802,848	182,916,100

Net Assets
Beginning of period	343,730,578	160,814,478
End of period	$568,533,426	$343,730,578

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets (Continued)
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Shareholder Activity
Class I Shares
Shares sold	10,831,425	11,099,670
Shares transferred in	422,502	9,756
Reinvested distributions	187,276	116,251
Shares tendered	(377,909)	—
Shares transferred out	(7,036)	—
Net Change in Class I Shares Outstanding	11,056,258	11,225,677

Class R Shares
Shares sold	326,555	75,237
Reinvested distributions	2,995	484
Shares tendered	(51,379)	—
Shares transferred out	(18,514)	(9,756)
Net Change in Class R Shares Outstanding	259,657	65,965

Class D Shares[2]
Shares sold	1,460,304	1,037,314
Shares transferred in	7,070	—
Reinvested distributions	12,880	2,716
Shares transferred out	(406,342)	—
Net Change in Class D Shares Outstanding	1,073,912	1,040,030

1      Net of early withdrawal fees of $7,303

2      Class D commenced operations on August 1, 2021.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$68,916,955
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(159,373,829)
Sales of investments	59,327
Purchases of short-term investments, net	(71,475,723)
Proceeds from investment distributions	34,558,167
Net realized gain on investments	(24,808,229)
Net realized loss on purchased options	23,673
Net change in unrealized appreciation/depreciation on investments	(59,147,356)
Net change in unrealized appreciation/depreciation on purchased options	(65,421)
(Increase)/Decrease in Assets:
Decrease in prepaid expenses and other assets	236,766
Decrease in interest receivable	36,976
Decrease in receivable from Adviser	110,228
Increase in direct credit interest receivable	(130,906)
Increase in direct equity dividends receivable	(2,379)
Increase/(Decrease) in Liabilities:
Increase in incentive fees payable	11,411,961
Increase in line of credit commitment fee payable	1,118
Increase in investment management fee payable	597,173
Decrease in organizational fee payable	(30,316)
Increase in accounting and administration fees payable	58,954
Increase in transfer agent fees payable	16,016
Increase in investor distribution and servicing fees payable	55,459
Increase in custody fees payable	5,491
Increase in other accrued expenses	141,290
Net Cash Used in Operating Activities	(198,804,605)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in capital contributions received in advance	205,852,297
Distributions to investors, net of reinvestments of distributions	(3,906,693)
Payments for shares tendered, net of increase in payable for tenders	(3,714,790)
Net Cash Provided by Financing Activities	198,230,814

Net change in Cash	(573,791)
Cash – Beginning of Period	677,352
Cash – End of Period	$103,561

Supplemental disclosure of non-cash activities
Reinvested dividends	$2,783,151

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$12.35	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.44)	(0.50)	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	2.42	2.65	0.47
Net increase in reimbursement by affiliate (Note 6)	—	—[2,3]	—
Total from investment operations	1.98	2.15	0.38

Distributions to investors
From net realized gains	(0.19)	(0.18)	—
Total distributions to investors	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$14.14	$12.35	$10.38

Net Assets, end of year (in thousands)	$534,134	$329,989	$160,711

Ratios to average shareholders’ equity:
Net investment loss[4,5]	(0.76)%	(1.21)%	(0.41)%

Gross expenses[6]	4.62%	5.44%	3.37%
Expense Recoupment/(Reimbursement)	0.02%	0.15%	(0.92)%
Net expenses[6]	4.64%	5.59%	2.45%

Total Return[7]	16.10%[8]	20.77%[8]	3.78%[8,9]

Portfolio turnover rate	0.00%	0.00%	0.00%[9]

Senior Securities
Total borrowings (000s)	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(10)	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[5]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[9]	Not annualized.
[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$12.23	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.53)	(0.58)	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	2.39	2.61	0.47
Net increase in reimbursement by affiliate (Note 6)	—	—[2,3]	—
Total from investment operations	1.86	2.03	0.38

Distributions to investors
From net realized gains	(0.19)	(0.18)	—
Total distributions to investors	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$13.90	$12.23	$10.38

Net Assets, end of year (in thousands)	$4,665	$929	$104

Ratios to average shareholders’ equity:
Net investment loss[4,5]	(1.47)%	(1.91)%	(0.41)%

Gross expenses[6]	5.33%	6.14%	3.37%
Expense Recoupment/(Reimbursement)	0.02%	0.15%	(0.92)%
Net expenses[6]	5.35%	6.29%	2.45%

Total Return[7]	15.28%[8]	19.61%[8]	3.78%[8,9]

Portfolio turnover rate	0.00%	0.00%	0.00%[9]

Senior Securities
Total borrowings (000s)	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(10)	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[5]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[9]	Not annualized.
[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2023	For the Period August 1, 2021* through March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$12.32	$11.10
Activity from investment operations:
Net investment loss[1]	(0.47)	(0.35)
Net realized and unrealized gain/(loss) on investments and purchased options	2.41	1.75
Total from investment operations	1.94	1.40

Distributions to investors
From net realized gains	(0.19)	(0.18)
Total distributions to investors	(0.19)	(0.18)

Net Asset Value per share, end of period	$14.07	$12.32

Net Assets, end of year (in thousands)	$29,734	$12,812

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(1.01)%	(1.44)%

Gross expenses[4]	4.87%	4.43%
Expense Recoupment/(Reimbursement)	0.02%	0.26%
Net expenses[4]	4.89%	4.69%

Total Return[5]	15.82%[6]	12.66%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]

Senior Securities
Total borrowings (000s)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(8)	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[3]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
[8]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*	The Class commenced operations on August 1, 2021.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023
Note 1 – Organization

Hamilton Lane Private Assets Fund (the “Fund”) a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware trust on February 7, 2020 and commenced operations on January 4, 2021. Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund may include investments in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). The Fund’s investments will also include direct investments in the equity or debt of a company (collectively, “Direct Investments”). The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees (“Board”); and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

As of March 31, 2023, there are three active Subsidiaries: the PAF JZ Blocker and the PAF Diamondback Blocker, both formed under the laws of the Cayman Islands, on September 17, 2020 and September 8, 2022, respectively, and HL PAF Holdings, LLC, incorporated in Delaware on March 10, 2021. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2023, total assets of the Fund were $644,777,910, of which $6,278,478, or approximately 1.0%, was held in the PAF JZ Blocker, $28,226,677, or approximately 4.4%, was held in PAF Diamondback Blocker and $376,815,265, or approximately 58.4%, was held in HL PAF Holdings, LLC.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 2 – Accounting Policies (continued)

(b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Cash

Cash, represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(d) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them. Please see Note 13 for additional derivative disclosure.

(e) Concentration of Market, Credit, and Industry Risks

The Fund’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit, and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s portfolio investments.

(f) Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund. Adoption of the rule did not have a material impact to the Fund’s valuation policies and procedures

The Fund’s direct investments are also in private equity credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition,

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 2 – Accounting Policies (continued)

cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for Direct Investments.

Certain Investment Funds and Direct Investments are valued based on the latest NAV reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

(g) Investment Transactions and Related Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date notice is received. Distributions often occur at irregular intervals, and the exact timing of distributions from the portfolio investments may not be known until notice is received. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

(h) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(i) Currency Risk

Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 2 – Accounting Policies (continued)

(j) Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2023.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of and during the open tax years ended September 30, 2021 and September 30, 2022, and the six months ended March 31, 2023, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

Note 3 – Investment Transactions

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term investments, were $159,227,236 and $0, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 4 – Portfolio Valuation (continued)

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II	Level III	Total
Investments
Direct Credit	$—	$—	$63,964,453	$63,964,453
Direct Equity	—	9,935,474	209,758,089	219,693,563
Short Term Investments	98,726,827	—	—	98,726,827
Total Investments	$98,726,827	$9,935,474	$273,722,542	$382,384,843

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $261,710,951 are excluded from the fair value hierarchy as of March 31, 2023.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 4 – Portfolio Valuation (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

	Direct Credit	Direct Equity
Balance as of March 31, 2022	$47,702,016	$133,901,266
Transfers into Level III	—	—
Transfers out of Level III	—	(9,773,849	)(1)
Total gains or losses for the period
Included in earnings (or changes in partners’ capital)	(933,412)	37,143,010
Purchases	19,001,132	49,934,217
Distributions received	(1,805,283)	(1,446,555)
Balance as of March 31, 2023	$63,964,453	$209,758,089

Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level III assets held at the end of the reporting period	$(933,412)	$32,378,569

(1)   Transferred out of level 3 as a result of the availability of a quoted market price in the current year.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2023:

Asset Class	Fair Value at March 31, 2023	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Direct Credit	$63,964,453	Income Approach	Market Yield	10.2% – 16.2%	11.7%	Decrease
		Market Approach	Recoverability Analysis – EBITDA Multiple	7.5x – 11.5x	10.4x	Increase
		Recent Transaction	Recent transaction price	N/A	N/A	N/A
Direct Equity	209,758,089	Market Approach	EBITDA Multiple	9.0x – 50.5x	15.2x	Increase
			Revenue Multiple	4.5x – 15.0x	8.5x	Increase
		Recent Transaction	Recent transaction price	N/A	N/A	N/A

(1)   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)   Weighted average by the relative Fair Value of the investments in that asset class.

(3)   This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

Note 5 – Federal Income Taxes

At March 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$510,663,025
Gross unrealized appreciation	251,542,804
Gross unrealized depreciation	(118,110,035)
Net unrealized appreciation on investments	$133,432,769

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 5 – Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(4,939,683)	$4,939,683

As of September 30, 2022 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	63,464
Tax accumulated earnings	63,464

Accumulated capital and other losses	$(7,800,067)
Unrealized appreciation/(depreciation) on investments	90,241,695
Net increase in reimbursement by affiliate	—

Total accumulated earnings	$82,505,092

As of September 30, 2022, the fund had $7,388,535 of qualified late-year ordinary losses, which are deferred until the next taxable year beginning October 1, 2022, for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of each Fund’s next taxable year.

The tax character of distributions paid during the tax years ended September 30, 2022, and September 30, 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary income	$—	$—
Net long term capital gains	3,973,163	—
Total distributions paid	$3,973,163	$—

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the Advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, that is accrued monthly and payable upon the Fund’s exit from an investment in each Direct Investment, Secondary Investment, Listed PE Investment and Opportunistic Investment (each, an “Applicable Investment”).

The Incentive Fee shall be calculated in respect of each Applicable Investment (i.e., on a deal-by-deal basis), whether or not such investments are made through any intermediate vehicle. No Incentive Fee will be payable in respect of any Investments of the Fund in interests of a new private asset fund that are acquired from the fund during the fund’s fund-raising phase, currency hedging transactions or cash equivalents. The Fund’s Incentive Fees incurred for the year ended March 31, 2023 are reported on the Consolidated Statement of Operations.

The Incentive Fee in respect of each Applicable Investment shall be calculated as follows:

(i)    First, 100% of all proceeds (including both cash and non-cash proceeds) from such Applicable Investment received by the Fund (“Relevant Proceeds”) shall be retained by the Fund until it has received Relevant Proceeds equal to:

(a)   the acquisition cost of such Applicable Investment; plus

(b)   an amount equal to the Preferred Return Rate, compounded annually, on the amounts originally invested by the Fund in such Applicable Investment, calculated from the time (or times) the Fund contributed capital in respect of such Applicable Investment until the Fund received Relevant Proceeds in respect of such Applicable Investment equal to this paragraph (i), taking into account the timing of the relevant cash flows;

(ii)   Second, the Adviser will be entitled to amounts equal to 100% of further Relevant Proceeds received by the Fund with respect to such Applicable Investment until such time as the Adviser has received 12.50% multiplied by the sum of (x) the preferred return described in paragraph (i)(b) above and (y) the amounts distributed to the Adviser under this paragraph; and

(iii)  Third, an additional amount equal to 12.50% multiplied by further Relevant Proceeds with respect to such Applicable Investment will be distributed to the Adviser and the remainder of further Relevant Proceeds with respect to such Applicable Investment shall be retained by the Fund.

For purposes of the foregoing, (A) the “Preferred Return Rate” equals (x) 8% per annum in respect of any Direct Equity Investment, Secondary Investment, Opportunistic Investment or Listed PE Investment and (y) 6% per annum in respect of any Direct Credit Investment, (B) all amounts “retained” by the Fund shall be available for immediate use by the Fund for payment of expenses, reinvestment or any other valid Fund purpose, and need not be held by the Fund as cash or in any other form for any length of time, but rather the Fund is free to use such amounts in any manner, (C) a single Secondary Investment may be composed of a portfolio of underlying assets acquired in a single transaction or a series of related transactions as determined by the Adviser in its reasonable discretion, and assets acquired as part of a single secondary transaction may be treated as one or more separate Secondary Investments, and (D) the contributions to and distributions from an applicable investment will be based on the actual currency in which such amounts are made and will not reflect any hedging.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement had

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

an initial term ending one-year from the Commencement of Operations (January 4, 2021), and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the year ended March 31, 2023, the Adviser recovered $110,228 of its previously waived advisory fees. The Adviser may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2023 the Adviser has recovered all previously available expenses.

During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for an error during its valuation procedure. This amount is reported on the Fund’s Consolidated Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” This reimbursement had no impact on the Fund’s performance.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund will invest in highly illiquid, long-term investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the Investment Funds or Direct Investments. In addition, the investments of the Investment Funds and Direct Investments generally will be investments for which no liquid market exists or will be subject to legal or other restrictions on transfer, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Investment Funds or sponsors of Direct Investments in which the Fund invests may face reduced opportunities to exit and realize value from their investments in the event of a general market downturn or a specific market dislocation. As a consequence, an Underlying Fund or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, distributions may be made by the Fund to Limited Partners in-kind and could consist of securities for which there is no readily available market.

In some cases, the Fund may dispose of its investments in one or more Investment Funds and Direct Investments in secondary transactions with third parties. Approval of the sponsors of Investment Funds and Direct Investments will generally be required to effect any such secondary sale and there can be no assurances that such approval will be given. Furthermore, due to the illiquid market for secondary transactions, there can be no assurance that any secondary sale will be successfully completed in the time the Adviser determines most appropriate for the Fund or that the price paid by a third party purchaser will reflect Hamilton Lane’s or the underlying fund sponsor’s valuation for such investment. Depending on the circumstances of the Underlying Fund, the price received by the Fund may represent a substantial discount relative to the valuation at which such investment is held or the amount of capital contributed to such investment. The Fund may be required to agree to retain certain liabilities relating to the Underlying Fund or Direct Investment even after it is sold.

Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

Certain interested trustees and officers of the Fund are affiliated with the Adviser and receive no compensation from the Fund for serving as officers and/or trustees.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

The Adviser provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Fund. As a result, the Adviser and its affiliates — including each of their respective directors, officers, partners and employees — may be subject to various conflicts of interest in their relationships and dealings with the Fund. By acquiring an interest in the Fund, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

The valuations reported by the Investment Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s distributor, UMB Distribution Services, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2023, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Note 9 – Additional Risk Factors

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s and Investment Funds’ investments and operations. The transmission of COVID-19 and its variants and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. Health pandemics or outbreaks could result in a general economic decline in a given region, or globally, particularly if the outbreak persists for an extended period of time or spreads globally. This could have an adverse impact on Investment Funds and/or Direct Investments, or the Fund’s ability to source new investments or to realize its investments. Pandemics and similar events could also have an acute effect on individual issuers or related groups of issuers and could adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to Investment Funds and/or Direct Investments or the Adviser’s operations or the operations of a sponsor of an Investment Fund or Direct Investment. Additionally, the risks related to health pandemics or outbreaks of disease are heightened due to uncertainty as to whether such an event would qualify as a force majeure event. If a force majeure event is determined to have occurred, a counterparty to the Fund, an Investment Fund and/or Direct Investments may be relieved of its obligations under certain contracts to which it is a party, or, if it has not, the Fund, Investment Fund or Direct Investments, as the case may be, may be required to meet their contractual obligations, despite potential constraints on their operations and/or financial stability. Either outcome could adversely impact performance of the Investment Funds, Direct Investments and/or the Fund.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of portfolio investments.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 10 – Other agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2023, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2023, the Fund has $49,634,944 in unfunded commitments to private equity investments.

Note 12 – Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class R Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class I Shares by an investor in the Fund is $1,000,000, the minimum initial investment in Class R Shares by an investor is $50,000 and the minimum initial investment in Class D Shares by an investor in the Fund is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

Note 13 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended March 31, 2023.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. There were no derivative instruments held at March 31, 2023.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2023 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Foreign exchange contracts	$(23,673)
Total	$(23,673)

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 13 – Derivatives and Hedging Disclosures (continued)
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Foreign exchange contracts	$65,421
Total	$65,421

The quarterly average volumes of derivative instruments as of March 31, 2023 are as follows:

Derivatives not designated as hedging instruments
Foreign exchange contracts	Purchased options contracts	Notional value	95,916,000 INR

INR - Indian Rupee

Note 14 – LIBOR Phaseout Risk

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced plans to phase out the use of LIBOR at the end of 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Note 15 – Significant Shareholder

As of March 31, 2023, the Fund has a Shareholder that holds 26% of the outstanding Shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

Note 16 – Line of Credit

As of April 29, 2021 the Fund secured a committed, secured line of credit (the “Facility”) with Investec Bank PLC. The Facility has the following terms: (a) an Arrangement Fee of $420,000 constituting one hundred twenty (120) basis points (1.20%) of the aggregate Commitment in effect on the Closing Date, (b) an Administrative Agency Fee of $50,000 per annum, (c) an Extension Fee an amount equal to fifty (50) basis points (0.50%) of the aggregate Commitment then in effect, (d) a commitment amount of $35,000,000, (e) interest rate of applicable LIBOR rate plus 3.25% per annum and (f) termination date of April 29, 2024. The Fund did not borrow under the line of credit agreement during the year ended March 31, 2023.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2023 (Continued)
Note 17 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 18 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $28,978,000 as of March 31, 2023), with a June 30, 2023 valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by June 2, 2023.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2023 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Executive in Residence and Special Program Director of WE Hatch (since 2020); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017 – 2019)	1	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Chief Investment Officer and Founder of Innovation Beta (since 2017); Portfolio Manager of Transamerica Multi-Manager Alternative Strategies Portfolio Fund (2016 – 2017)	1	N/A
Jeffrey P. Ladouceur Birth Year: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Director of SEI Investments (since 2010)	1	N/A

_______________________

*       Each Trustee serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2023 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Andrew Schardt Birth Year: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since Inception	Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (since 2008)	1	N/A
Brian Charles Gildea Birth Year: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since May 2023	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	1	N/A
Elina Magid Birth Year: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017); Senior Manager at Deloitte & Touche LLP (2002 – 2017)	N/A	N/A
Adam B. Shane Birth Year: 1983 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	N/A	N/A
Allison Callahan Birth Year: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2020

Funds Product Associate at Hamilton Lane Advisors, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020); Manager at Hartford Funds (registered investment company) (2014 – 2019)

				N/A	N/A

Hamilton Lane Private Assets Fund
Fund Information March 31, 2023 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Kristin Jumper Birth Year: 1984 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since August 2021	Head of Legal – Transactions at Hamilton Lane Advisors, L.L.C. (since 2021); Counsel at Hamilton Lane Advisors, L.L.C. (since 2017)	N/A	N/A
Gina Ro Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2022	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)	N/A	N/A
Gerard Scarpati Birth Year: 1955 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A

_______________________

*       Each Trustee serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2023 (Unaudited) (Continued)

Tax Information

Pursuant to IRC 852 (b)(3) of the Code, the Fund hereby designates $3,973,163 as long-term capital gains distributed during the year ended September 30, 2022.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Approval of Investment Management Agreement

At the meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on November 29, 2022, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of the continuation the Investment Management Agreement (the “Advisory Agreement”) between the Adviser and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the continuation of the Advisory Agreement. The Independent Trustees reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser to the Fund under the Advisory Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well-qualified by education and training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2023 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Fund, noting that the Fund had strong, positive performance for the quarter ended September 30, 2022 and since inception period. The Adviser noted that no benchmark index is entirely reflective of the Fund’s unique investment strategy. The Board also considered performance information of the Fund relative to performance information provided for another similar fund managed by the Adviser and concluded, on the basis of the information provided by the Adviser, the Fund’s performance was satisfactory.

Fees and Expenses

The Board reviewed the advisory fee rate, incentive fee and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data provided by the Adviser, including a report on the expenses of other comparable funds. The Board concluded that the advisory fee paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided. In this regard, the Independent Trustees considered that the Adviser had waived fees and/or reimbursed expenses of the Fund pursuant to a contractual expense reimbursement agreement.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment advisory fee and incentive fee under the Advisory Agreement, which did not include breakpoints. The Board considered the Fund’s advisory fee and concluded that the Fund’s fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationship with the Fund. The Board also reviewed the Adviser’s financial condition. The Board noted that the financial condition of the Adviser appeared stable. The Board determined that the compensation to the Adviser was reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Adviser from its management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Adviser does not have affiliations with the Fund’s transfer agent, fund administrator, custodian, or distributor and, therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fee was reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuation of the Advisory Agreement.

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2023 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2023 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St, Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
UMB Distribution Services, LLC
235 W. Galena Street
Milwaukee, WI 53212-3949

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
151 N Franklin Street
Suite 575
Chicago, IL 60606

ITEM 1.(b) Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     Hamilton Lane Private Assets Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant’s Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $125,000 for 2022 and $185,000 for 2023.

Audit-Related Fees

(b)    The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,000 for 2022 and $12,000 for 2023.

All Other Fees

(d)    The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,200 for 2022 and $0 for 2023.

(e)(1)Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2022 and $0 for 2023.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE

INTRODUCTION

Hamilton Lane Advisors, LLC (“Hamilton”) acts as either the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any

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1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2023, the biographies of certain of Hamilton Lane Advisors, L.L.C.’s (the “Adviser” or “Hamilton Lane”) investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Charles Gildea | Managing Director, Head of Evergreen Portfolios

Brian is a Managing Director and Head of Evergreen Portfolios. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Brian has 25 years of private markets investment experience, spanning private markets asset classes and strategies. Brian joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Brian began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Brian serves as Vice Chairman of the Board of Philadelphia Financial Scholars.

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2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Richard Hope | Managing Director & Head EMEA

Richard is a Managing Director and Head of EMEA on the Global Investment team and member of the Investment Committee. Richard heads the London office and focuses on both direct equity and credit, and secondary transactions. Richard represents Hamilton Lane on several fund advisory boards and is a regular conference speaker.

Prior to joining Hamilton Lane in 2011, Richard worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Richard worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Richard received his B.Com. from University of Edinburgh.

Andrew (Drew) Schardt | Managing Director, Co-Head of Investments, Co-Head of Direct Credit

Drew is the Head of Investment Strategy, Co-Head of Investments and Co-Head of Direct Credit. As Head of Investment Strategy, Drew is responsible for shaping strategic portfolio decisions across the various investment strategies and product areas. In his capacity as Co-Head of Direct Credit, Drew helps oversee credit-related investment activities and co-manages the Direct Credit team. Drew is a member of the Investment Committee as well as the =Executive Committee.

Prior to joining Hamilton Lane in 2008, Drew focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, Drew held positions with Holberg, Inc., a diversified private holding company, and he began his career in investment banking at Banc of America Securities.

Drew received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Thomas Kerr | Managing Director, Global Head of Secondaries, Co-Head of Investments

Tom is a Managing Director, Head of Secondaries, and Co-Head of Investments. He is responsible for direction and oversight of the Secondary Investment platform and is a member of the Investment Committee. In this capacity, Tom is active in secondary deal sourcing and execution. In addition, Tom is a member of the Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach.

Tom began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Tom was responsible for the coordination and management of the firm’s client relationship activities. Prior to joining Hamilton Lane, Tom spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Tom received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen | Managing Director, Head of Product Solutions, Co-Head of Impact

Jackie is a Managing Director, Head of Product Solutions and Co-Head of Impact, responsible for aligning our specialized funds offerings to meet client objectives and needs. As Co-Head of Impact, Jackie serves as a member of the Investment and Responsible Investment Committees.

Jackie began her career with Hamilton Lane on the Fund Investment team and she has held roles in Relationship Management, Public Relations and Marketing. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Jackie received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Chief Executive Officer

Mario is Chief Executive Officer, a member of the HLNE board of directors and a Co-Chairman of various investment committees. He has been CEO since 2001, and is responsible for the firm’s strategic direction, management structure and process. Mario also plays a significant role in providing client services to the firm’s numerous clients and in marketing the firm’s products and services.

He received a B.A. from California State University, Northridge, a Master of Laws degree from the University of Virginia and a J.D. from Boston College.

Stephen Brennan | Managing Director & Head of Private Wealth Solutions

Steve is a Managing Director and Head of Private Wealth Solutions, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.

Previously, Steve held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Steve serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Steve held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.

Steve received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins | Principal & Co-Head of the Portfolio Management Group

Bryan serves as Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Bryan chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee.

Bryan began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Bryan received a B.S. in Computer Engineering from Drexel University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2023)

Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	Zero Accounts	23 accounts, $4,661,764,221	45 accounts, $14,781,450,000	Zero accounts	54 accounts, $25,464,857,760	9 accounts, $1,197,500,000
Brian Gildea	Zero accounts	24 accounts, $4,761,764,221	40 accounts, $15,216,450,000	Zero accounts	77 accounts, $33,908,568,627	13 accounts, $1,631,000,000
Richard Hope	Zero accounts	3 accounts, $495,125,628	9 accounts, $3,070,000,000	Zero accounts	29 accounts, $14,998,042,390	2 accounts, $145,000,000
Andrew Schardt	Zero accounts	1 account, $444,000,000	Zero accounts	Zero accounts	10 accounts, $5,167,448,119	Zero accounts
Thomas Kerr	Zero accounts	4 accounts, $939,125,628	9 accounts, $3,070,000,000	Zero accounts	39 accounts, $20,165,490,509	2 accounts, $145,000,000
Jacqueline Rantanen	Zero accounts	19 accounts, $3,722,638,593	36 accounts, $11,711,450,000	Zero accounts	15 accounts, $5,299,367,251	7 accounts, $1,052,500,000
Stephen Brennan	Zero accounts	19 accounts, $3,722,638,593	36 accounts, $11,711,450,000	Zero accounts	15 accounts, $5,299,367,251	7 accounts, $1,052,500,000
Bryan Jenkins	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts

(1) As of March 31, 2023. Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4)Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2023)
Mario Giannini	Over $1,000,000
Brian Gildea	Over $1,000,000
Richard Hope	None
Andrew Schardt	$100,001-$500,000
Thomas Kerr	$100,001-$500,000
Jacqueline Rantanen	None
Stephen Brennan	Over $1,000,000
Bryan Jenkins	None

(b)    Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Assets Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date:	June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date:	June 8, 2023
By (Signature and Title)*	/s/ Elina Magid
Elina Magid, Treasurer
(Principal Financial Officer)
Date:	June 8, 2023

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*        Print the name and title of each signing officer under his or her signature.